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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 JANUARY 3, 2006
                Date of report (Date of earliest event reported)

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                              LANNETT COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                        0-9036                           23-0787699
               (Commission File Number)       (IRS Employer Identification No.)

      9000 State Road, Philadelphia PA                 19136
 (Address of Principal Executive Offices)           (Zip Code)

                                 (215) 333-9000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS


On January 3, 2006, Lannett Company, Inc. announced that Arthur P. Bedrosian, Lannett Company's president, was appointed chief executive officer and director, succeeding William Farber, who remains chairman. Bedrosian will retain the position of president.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1     January 3, 2006 Press Release
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Lannett Company, Inc.
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                                          (Registrant)

Date: January 13, 2006                  /s/ Brian J. Kearns
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                                        Brian J. Kearns
                                        Chief Financial Officer